FORM BCA 2.10 (rev. Dec. 2003)
ARTICLES OF INCORPORATION
Business Corporation Act

Jesse White, Secretary of State
Department of Business Services
501 S. Second St., Rm. 350
Springfield, IL  62756
217-782-9522
217-782-6961
www.cyberdriveillinois.com

Remit payment in the form of a cashier's check, certified check, money order or an Illinois attorney's or CPA's check payable to Secretary of State.

SEE NOTE 1 ON BACK TO DETERMINE FEES.

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Filing Fee: $  150       Franchise Tax  $  25.00         Total $  175.00         File #   64771124          Approved:   CAF
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_____SUBMIT IN DUPLICATE_____TYPE OR PRINT CLEARLY IN BLACK INK_____DO NOT WRITE ABOVE THIS LINE______

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1.     Corporate Name:    Millington Securities, Inc.
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       CAF
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       The Corporate Name must contain the word "Corporation," "Company,"
       "Incorporated," "Limited" or an abbreviation thereof.

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2. Initial Registered Agent:     Charles           G.          Millington
                            --------------------------------------------------
                                First Name   Middle Initial    Last Name

Initial Registered Office:            290 S. County Farm Rd, T
                          ---------------------------------------------------
                        Number Street Suite No. (P.O. Box alone is unacceptable)

                           Wheaton          IL           60540       DuPage
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                            City                       Zip Code      County

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3.     Purposes(s) for which the Corporation is Organized: IF MORE SPACE IS
       NEEDED, ATTACH ADDITIONAL SHEETS OF THIS SIZE.

       The transaction of any or all lawful businesses for which corporations may be incorporated under the Illinois Business Corporation Act of 1983.

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4.   Paragraph 1 -- Authorized Shares, Issued Shares and Consideration Received:

             Number of Shares         Number of Shares       Consideration to be
 Class          Authorized         Proposed to be Issued       Received Thereof

 Common          100,000                   1,000                   $1,000.00
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                                                             TOTAL =  $1,000.00

Paragraph 2 -- The preferences, qualifications, limitations, restrictions and special or relative rights in respect of the shares of each class are:
IF MORE SPACE IS NEEDED, ATTACH ADDITIONAL SHEETS OF THIS SIZE.



                          ITEMS 5, 6 AND 7 ARE OPTIONAL

  5. a. Number of Directors constituting the initial board of directors of the corporation: _______________

     b. Names and Addresses of persons serving as directors until the first annual meeting of shareholders or until their successors are selected qualify:

           Name                   Address                   City, State, ZIP
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  6. a.   It is estimated that the value of the property to be owned by the corporation for the following year wherever located will be:

                                                              $-----------------

     b. It is estimated that the gross amount of business that will be transacted from places of business in the State of Illinois during the following year will be:

                                                              $-----------------

     c. It is estimated that the gross amount of business that will be transacted by the corporation during the following year will be:

                                                              $-----------------

     d. It is estimated that the value of the property to be located within the State of Illinois during the following year will be:

                                                              $-----------------

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7.     Other Provisions: Attach a separate sheet of this size for any other provision to be included in the Articles of Incorporation (e.g., authorizing preemptive rights, denying cumulative voting, regulating internal affairs, voting majority requirements, fixing a duration other than perpetual, etc.).

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                    NAME(S) & ADDRESS(ES) OF INCORPORATOR(S)

8. The undersigned incorporator(s) hereby declare(s), under penalties of perjury, that the statements made in the foregoing Articles of Incorporation are true.

       Dated          March    1                        ,       2006
              -----------------------------------------     --------------
                      Month & Day                               Year

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                             SIGNATURE AND NAME                                                      ADDRESS

1.     /s/  Charles G. Millington                                    1.   290 S. County Farm Rd., Ste. T
     ----------------------------                                        -----------------------------------------
                 Signature                                                           Street

            Charles G. Millington                                         Wheaton              IL         60187
     ----------------------------                                        -----------------------------------------
             Name (type of print)                                        City/Town            State      ZIP Code

2.                                                                   2.
     ----------------------------                                        -----------------------------------------
              Signature                                                                     Street

     -----------------------------------------                           -----------------------------------------
            Name (type of print)                                         City/Town            State      ZIP Code

3.                                                                   3.
    ----------------------------                                        -----------------------------------------
              Signature                                                                      Street

     -----------------------------------------                          ------------------------------------------
            Name (type of print)                                        City/Town             State      ZIP Code
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SIGNATURES MUST BE IN BLACK INK ON AN ORIGINAL DOCUMENT. CARBON COPY, PHOTOCOPY
OR RUBBER STAMP SIGNATURES MAY ONLY BE USED ON CONFORMED COPIES.

NOTE: If a corporation acts as incorporator, the name of the corporation and the state of incorporation shall be shown and the execution shall be by a duly authorized corporate officer. Type or print officer's name and title beneath signature.

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NOTE 1 -- FEE SCHEDULE:                                                                        NOTE 2 -- RETURN TO:

                                                                                                        Charles Millington
                                                                                                    ---------------------------
o    The initial  franchise  tax is  assessed at the rate of 15/100 of 1 percent  ($1.50 per                  Firm name
     $1,000)  on the  paid-in  capital  represented  in this  state.  (The  minimum  initial        ---------------------------
     franchise tax is $25.)                                                                                   Attention
                                                                                                    290 S. County Farm Rd., Ste. T
o    The filing fee is $150.                                                                        -------------------------------
                                                                                                           Mailing Address
o    The MINIMUM TOTAL DUE (franchise tax + filing fee) is $175.                                         Wheaton, IL 60187
                                                                                                    ---------------------------
                                                                                                        City, State, ZIP Code

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